Exhibit 10(j)

                                                                          BY: /s/ TGP
                                                                                  Agent and Attorney-in-Fact

                                                                          BY:  /s/ Roger L. Baumgardner
                                                                          TITLE: VP/ Sec & Treas.
                                                                          DATE:  9/21/98

Date: November 17, 2021

Paul Schneider
ROANOKE GAS COMPANY
519 KIMBALL AVE., N.E.
P.O. BOX 13007
ROANOKE, VA 24016

RE: Amendment No. 16 to
Gas Transportation Agreement
Dated November 1, 1999
Service Package No. 26446-FTATGP

Dear Paul Schneider:

TENNESSEE GAS PIPELINE COMPANY, L.L.C. and ROANOKE GAS COMPANY (ROANOKE GAS COMPANY) agree to amend the Agreement effective November 1, 2022, to extend the term of the Primary Meters and the associated Meter Quantities as reflected in the Attached Revised Exhibit A.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of the Agreement, please so indicate by electronically executing the amended exhibit below.

Should you have any questions, please do not hesitate to contact me at 713-369-9871.

Best regards,

NATARSUA PLAYER
Sr. Account Representative
Transportation Services

ROANOKE GAS COMPANY
Date: November 17, 2021
Page: 2
Contract number: 26446-FTATGP
Amendment number: 16
Amendment effective date: November 1, 2022

TENNESSEE GAS PIPELINE COMPANY, L.L.C.

ERNESTO A OCHOA
BY: ______________________________
Agent and Attorney-in-Fact

ROANOKE GAS COMPANY

Paul K Schneider
BY: ______________________________

Engineer
TITLE: ________________________

29 November 2021
DATE: _________________________

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

EXHIBIT A
AMENDMENT NO. 16
TO GAS TRANSPORTATION AGREEMENT
DATED November 1, 1999
BETWEEN
TENNESSEE GAS PIPELINE COMPANY, L.L.C.
AND
ROANOKE GAS COMPANY

Amendment Effective Date: November 1, 2022

Service Package: 26446-FTATGP

Service Package TQ: 5000 Dth

Beginning Date	Ending Date	TQ
11/01/2022	10/31/2027	5,000

BEGINNING DATE	ENDING DATE	METER	METER NAME	INTERCONNECT PARTY NAME	COUNTY	ST	ZONE	R/D	LEG	METER-TQ
11/01/2022	10/31/2027	412882	KINETICA/TGP PORT SULPHUR PLAQUEMIN	KINETICA ENERGY EXPRESS L.L.C.	PLAQUEMINES	LA	L	R	500	5000
11/01/2022	10/31/2027	400459	COL GAS/TGP BROAD RUN COBB WV KANAW	COLUMBIA GAS TRNSMISSION	KANAWHA	WV	03	D	100	5000

Total Receipt TQ 5000

Total Delivery TQ 5000

Number of Receipt Points: 1
Number of Delivery Points: 1

Other Provisions Permitted By Tariff Under the Applicable Rate Schedule and/or General Terms and Conditions and Pursuant to Article XXXVI of the General Terms and Conditions of Transporter's FERC Gas Tariff:

Contractual ROFR

Notwithstanding anything in Article V, Section 4.1 of the General Terms and Conditions ("GT&C") of Transporter's Tariff to the contrary, Shipper shall have the right to extend this Agreement beyond the Primary Term pursuant to the right-of-first-refusal procedures set forth in Article V, Section 4.2 of the GT&C of Transporter's Tariff; provided, however, that unless Shipper elects upon one year's prior written notice to Transporter to terminate this Agreement or to request a lesser extension term, this Agreement will automatically extend upon the expiration of the Primary Term for a term of five years at Transporter's then applicable maximum recourse rate.

Note: Exhibit A is a reflection of the contract and all amendments as of the amendment effective date.

Tennessee Gas Pipeline Company, L.L.C.
a Kinder Morgan company

November 9, 2021

Roanoke Gas Company
519 Kimball Avenue, N.E.
Roanoke, VA 24016
Attention: Paul Schneider

RE: Discounted Rate Agreement ("Letter Agreement")
Rate Schedule FT-A Service Package No. 336446 ("Service Package")

Dear Paul Schneider:

In response to the request of Roanoke Gas Company ("Shipper") and pursuant to Section 5.1 of Rate Schedule FT-A ("Rate Schedule FT-A") of Tennessee Gas Pipeline Company L.L.C.'s ("Tennessee") FERC NGA Gas Tariff, as may be amended from time to time ("Tariff"), Tennessee hereby agrees to adjust its then applicable Rate Schedule FT-A transportation rates for the Service Package as set forth below. All capitalized terms that are used but not defined herein shall have the meanings ascribed to such terms in the Tariff or the gas transportation agreement associated with the Service Package (the "Gas Transportation Agreement"), as applicable. For the period commencing on November 1, 2022 and extending through October 31, 2027 listed in Exhibit A to the Gas Transportation Agreement, the rate for service under the Service Package shall be adjusted as follows:

1. a) If Shipper attempts to apply this discount to any volumes and/or to any points not eligible for the discount and thereby fails to pay correctly invoiced and undisputed amounts, then, if such failure is not cured within thirty days of provision of notice by Tennessee to Shipper of such failure, Tennessee shall have the right, in its sole discretion, to immediately terminate this Letter Agreement and/or to assess, from the date of such violation of the terms of discount, the applicable Base Rate on all transactions occurring under the Service Package for the month(s) in which such limits were exceeded.

   b) For transportation service from the primary receipt point(s) listed in Exhibit A to the Gas Transportation Agreement to the primary delivery point(s) listed in Exhibit A to the Gas Transportation Agreement, the applicable Rate Schedule FT-A transportation rates for service provided under the Service Package will be:

i) A monthly reservation rate equal to the lesser of: (a) A Monthly Reservation Rate of $6.0883 per dth or (b) Tennessee's applicable Base Reservation Rate ;

and

ii) A daily commodity rate equal to Tennessee's applicable Base Commodity Rate.

These rates apply to all secondary receipts and deliveries in the Transportation Path, as defined in Tennessee's Tariff. In addition, Shipper shall also pay ACA, applicable F&LR and EPCR charges and all other applicable surcharges specified in Tennessee's Tariff.

c) Receipts from and/or deliveries to points other than those listed above during the term of this Letter Agreement shall result in Shipper being assessed Tennessee's Base Reservation Rate under Rate Schedule FT-A applicable to the primary path divided by the number of days in the month for the entire Gas Transportation Agreement TQ on the day(s) of such deliveries and Tennessee's applicable daily base Commodity Rates under Rate Schedule FT-A as well as the applicable ACA, F&LR and EPCR charges and all other applicable surcharges under Rate Schedule FT-A.

2. If any terms of this Letter Agreement are disallowed by any order, rulemaking, regulation or policy of the Federal Energy Regulatory Commission, Tennessee may immediately terminate this Letter Agreement. If any terms of this Letter Agreement are in any way modified by order, rulemaking, regulation or policy of the Federal Energy Regulatory Commission, Tennessee and Shipper may mutually agree to amend this Letter Agreement in order to ensure that the original commercial intent of the parties is preserved. In the event that the parties cannot achieve mutual agreement, Tennessee reserves the right to immediately terminate this Letter Agreement.

If Shipper is interested in entering into this Letter Agreement for firm capacity in accordance with the terms proposed above, please have an authorized representative of Shipper execute this Letter Agreement and return it to the undersigned. This Letter Agreement will become binding upon the parties only after it then is accepted and executed by Tennessee's authorized representative on the below "Agreed to and Accepted" portion. One fully executed copy will be returned for your records.

If an executed Letter Agreement is not returned via email on or before five working days from the date of this Letter Agreement, then this Letter Agreement is nullified, and Shipper will be billed Tennessee's maximum reservation and commodity rates under Rate Schedule FT-A for service under the Service Package.

Sincerely,

Adrienne M. Reid Account Manager

TENNESSEE GAS PIPELINE COMPANY, L.L.C.
AGREED TO AND ACCEPTED
THIS_____DAY OF__________, 2021.

By: ____________________________

Name: ____________________________

Title: ____________________________

ROANOKE GAS COMPANY
AGREED TO AND ACCEPTED
THIS_____DAY OF__________, 2021.

By: ____________________________

Name: ____________________________

Title: ____________________________

Tennessee Gas Pipeline Company, L.L.C.
a Kinder Morgan company

August 31, 2021

ROANOKE GAS COMPANY
519 KIMBALL AVE., N.E.
P.O. BOX 13007
ROANOKE, VA 24016

Attention: Paul Schneider

Re: Extension of Long-Term Service Agreement
Pursuant to Article V, Section 4 of Tennessee Gas Pipeline Company, L.L.C. General Terms and Conditions of its FERC Gas Tariff
Gas Transportation Agreement Contract Number **26446-FTATGP**

Dear Paul:

I am writing regarding the above-referenced gas transportation agreement between ROANOKE GAS COMPANY ("Shipper") and Tennessee Gas Pipeline Company, L.L.C. ("Tennessee") relating to the firm transportation by Tennessee of certain quantities of gas ("Service Package").

The term provision of the Service Package provides that any right to extend the Service Package shall be governed by Article V, Section 4 of the General Terms and Conditions of Tennessee's FERC Gas Tariff. Our records indicate that the Service Package will automatically extend for a term of five years effective November 1, 2022, unless Shipper notifies Tennessee in writing to the contrary by close of business on October 31, 2021. Therefore, in accordance with Article V, Section 4 of Tennessee's General Terms and Conditions, **please indicate your decision below, and return a copy of this election form to my attention by email at adrienne_reid@kindermorgan.com.**

TGP Contract Number 26446-FTATGP

1.__________ Election to Extend at Tennessee's Maximum Rates

________ For the Service Package Extension Term (five years) and Transportation Quantity

________ For an Alternate Extension Term Than Provided for in the Service Package

Proposed Extended Term: ____________

(A Right of First Refusal ("ROFR") open season may be required at Tennessee's option if Alternate Extension Term is less than five years.)

________ For a Reduced Service Package Transportation Quantity†

Transportation Quantity: ______________ Dth per day

2.__✓__ Election to Extend at Less Than Tennessee's Maximum Rate*
Proposed Rate: $6.0833
Proposed Extended Term: 5 years
(A Right of First Refusal ("ROFR") open season may be required at Tennessee's option if election to extend at less than max rate is chosen)
(You will be contacted by your TGP Account Director.)

3.__________ Election to Terminate

ROANOKE GAS COMPANY

PKS

BY: Paul W. Nester
NAME: PAUL W. NESTER
TITLE: PRESIDENT and CEO
DATE: 7 OCT 2021

If you have any questions or need further assistance, please contact me at (713) 369-8413.

Sincerely,

Adrienne Reid

Adrienne M. Reid
Account Director

† If shipper contemplates electing a Reduced Transportation Service Package Quantity, on other than a normal pro rata basis across the Service Package, please contact your Account Director as soon as possible to discuss implementation of such a reduction. Otherwise, Tennessee will implement a binding reduction on a pro rata basis. Any non-pro rata reduction must have the same zone makeup as the Service Package.

* Tennessee has the right to establish a minimum rate for the ROFR open season that could be up to the maximum applicable rate.

SERVICE PACKAGE NO. 26446
AMENDMENT NO. 0

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

THIS AGREEMENT is made and entered into as of the 1st day of November, 1999, by and between TENNESSEE GAS PIPELINE COMPANY, a Delaware Corporation, hereinafter referred to as "Transporter" and ROANOKE GAS COMPANY, a public service corporation of the State of Virginia, hereinafter referred to as "Shipper." Transporter and Shipper shall collectively be referred to herein as the "Parties."

ARTICLE I

DEFINITIONS

1.1 TRANSPORTATION QUANTITY (TQ) - shall mean the maximum daily quantity of gas which Transporter agrees to receive and transport on a firm basis, subject to Article II herein, for the account of Shipper hereunder on each day during each year during the term hereof, which shall be 5,000 dekatherms. Any limitations of the quantities to be received from each Point of Receipt and/or delivered to each Point of Delivery shall be as specified on Exhibit "A" attached hereto.

1.2 EQUIVALENT QUANTITY - shall be as defined in Article I of the General Terms and Conditions of Transporter's FERC Gas Tariff.

ARTICLE II

TRANSPORTATION

Transportation Service - Transporter agrees to accept and receive daily on a firm basis, at the Point(s) of Receipt from Shipper or for Shipper's account such quantity of gas as Shipper makes available up to the Transportation Quantity, and to deliver to or for the account of Shipper to the Point(s) of Delivery an Equivalent Quantity of gas.

ARTICLE III

POINT(S) OF RECEIPT AND DELIVERY

The Primary Point(s) of Receipt and Delivery shall be those points specified on Exhibit "A" attached hereto.

ARTICLE IV

All facilities are in place to render the service provided for in this Agreement.

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

ARTICLE V

QUALITY SPECIFICATIONS AND STANDARDS FOR MEASUREMENT

For all gas received, transported and delivered hereunder the Parties agree to the Quality Specifications and Standards for Measurement as specified in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1. To the extent that no new measurement facilities are installed to provide service hereunder, measurement operations will continue in the manner in which they have previously been handled. In the event that such facilities are not operated by Transporter or a downstream pipeline, then responsibility for operations shall be deemed to be Shipper's.

ARTICLE VI

RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 TRANSPORTATION RATES - Commencing upon the effective date hereof, the rates, charges, and surcharges to be paid by Shipper to Transporter for the transportation service provided herein shall be in accordance with Transporter's Rate Schedule FT-A and the General Terms and Conditions of Transporter's FERC Gas Tariff.

6.2 INCIDENTAL CHARGES - Shipper agrees to reimburse Transporter for any filing or similar fees, which have not been previously paid for by Shipper, which Transporter incurs in rendering service hereunder.

6.3 CHANGES IN RATES AND CHARGES - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make effective changes in (a) the rates and charges applicable to service pursuant to Transporter's Rate Schedule FT-A, (b) the rate schedule(s) pursuant to which service hereunder is rendered, or (c) any provision of the General Terms and Conditions applicable to those rate schedules. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.

ARTICLE VII

BILLINGS AND PAYMENTS

Transporter shall bill and Shipper shall pay all rates and charges in accordance with Articles V and VI, respectively, of the General Terms and Conditions of Transporter's FERC Gas Tariff.

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

ARTICLE VIII

GENERAL TERMS AND CONDITIONS

This Agreement shall be subject to the effective provisions of Transporter's Rate Schedule FT-A and to the General Terms and Conditions incorporated therein, as the same may be changed or superseded from time to time in accordance with the rules and regulations of the FERC.

ARTICLE IX

REGULATION

9.1 This Agreement shall be subject to all applicable and lawful governmental statutes, orders, rules and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter. This Agreement shall be void and of no force and effect if any necessary regulatory approval is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

9.2 The transportation service described herein shall be provided subject to Subpart G, Part 284, of the FERC Regulations.

ARTICLE X

RESPONSIBILITY DURING TRANSPORTATION

Except as herein specified, the responsibility for gas during transportation shall be as stated in the General Terms and Conditions of Transporter's FERC Gas Tariff Volume No. 1.

ARTICLE XI

WARRANTIES

11.1 In addition to the warranties set forth in Article IX of the General Terms and Conditions of Transporter's FERC Gas Tariff, Shipper warrants the following:

(a) Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit "A" attached hereto. Shipper agrees to indemnify and hold Transporter

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

(b) Shipper agrees to indemnify and hold Transporter harmless from all suits, actions, debts, accounts, damages, costs, losses and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty by Shipper herein.

11.2 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty.

ARTICLE XII

TERM

12.1 This Agreement shall be effective as of the 1st day of November, 1999, and shall remain in force and effect until the 31st day of October, 2019,("Primary Term") and on a month to month basis thereafter unless terminated by either Party upon at least thirty (30) days prior written notice to the other Party; provided, however, that if the Primary Term is one year or more, then unless Shipper elects upon one year's prior written notice to Transporter to request a lesser extension term, the Agreement shall automatically extend upon the expiration of the Primary Term for a term of five years and shall automatically extend for successive five year terms thereafter unless Shipper provides notice described above in advance of the expiration of a succeeding term; provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

12.2 Any portions of this Agreement necessary to resolve or cash-out imbalances under this Agreement as required by the General Terms and Conditions of Transporter's Tariff, shall survive the other parts of this Agreement until such time as such balancing has been accomplished; provided, however, that Transporter notifies Shipper of such imbalance not later than twelve months after the termination of this Agreement.

12.3 This Agreement will terminate automatically upon written notice from Transporter in the event Shipper fails to pay all of the amount of any bill for service rendered by Transporter hereunder in accord with the terms and conditions of Article VI of the General Terms and Conditions of Transporter's FERC Gas Tariff.

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

ARTICLE XIII

NOTICE

Except as otherwise provided in the General Terms and Conditions applicable to this Agreement, any notice under this Agreement shall be in writing and mailed to the post office address of the Party intended to receive the same, as follows:

TRANSPORTER: TENNESSEE GAS PIPELINE COMPANY
P.O. Box 2511
Houston, Texas 77252-2511
Attention: Director, Transportation Control

SHIPPER: ROANOKE GAS COMPANY
519 Kimball Ave., N.E.
P. O. Box 13007
Roanoke, VA 24016
Attention: Mike Gagnet

NOTICES: ROANOKE GAS COMPANY
519 Kimball Ave., N.E.
P. O. Box 13007
Roanoke, VA 24016
Attention: Mike Gagnet

BILLING: ROANOKE GAS COMPANY
519 Kimball Ave., N.E.
P. O. Box 13007
Roanoke, VA 24016
Attention: Howard Lyon

or to such other address as either Party shall designate by formal written notice to the other.

ARTICLE XIV

ASSIGNMENTS

14.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture, or other instrument which it has executed or may execute hereafter as security for indebtedness. Either Party may, without relieving itself of its obligation under this Agreement, assign any of its rights hereunder to a company with which it is affiliated. Otherwise, Shipper shall not assign this Agreement or any of its rights hereunder, except in accord with Article III, Section 11 of the General Terms and Conditions of Transporter's FERC Gas Tariff.

14.2 Any person which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its

GAS TRANSPORTATION AGREEMENT

(For Use Under FT-A Rate Scheudle)

predecessor in interest under this Agreement.

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

ARTICLE XV

MISCELLANEOUS

15.1 THE INTERPRETATION AND PERFORMANCE OF THIS CONTRACT SHALL BE IN ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE DOCTRINES GOVERNING CHOICE OF LAW.

15.2 If any provisions of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at either Party's option; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

15.3 Unless otherwise expressly provided in this Agreement or Transporter's Gas Tariff, no modification of or supplement to the terms and provisions stated in this agreement shall be or become effective until Shipper has submitted a request for change through the Electronic Bulletin Board and Shipper has been notified through the Electronic Bulletin Board of Transporter's agreement to such change.

15.4 Exhibit "A" attached hereto is incorporated herein by reference and made a part hereof for all purposes.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.

TENNESSEE GAS PIPELINE COMPANY

GAS TRANSPORTATION AGREEMENT
(For Use Under FT-A Rate Schedule)

EXHIBIT "A"
AMENDMENT #0 TO GAS TRANSPORTATION AGREEMENT
DATED NOVEMBER 1, 1999
BETWEEN
TENNESSEE GAS PIPELINE COMPANY
AND
ROANOKE GAS COMPANY

ROANOKE GAS COMPANY
EFFECTIVE DATE : NOVEMBER 1, 1999
RATE SCHEDULE: FT-A
SERVICE PACKAGE: 26446
SERVICE PACKAGE TQ: 5,000

METER	METER NAME	INTERCONNECT PARTY NAME	COUNTY	ST	ZONE	R/D	LEG	METER-TQ	BILLABLE-TQ
011353	Amoco-Eugene Island Blk 322A	Amoco Prod. Co.	Offshore-Fed.,	OL	OL	R	500	5,000	5,000
020001	Broad Run Cobb West VA m	Columbia Gas Trans.	Kanawha,	West VA	03	D	087	5,000	5,000

NUMBER OF RECEIPT POINTS AFFECTED: 1
NUMBER OF DELIVERY POINTS AFFECTED: 1

Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.